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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549
                    --------------------------


                             FORM 8-K
                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        August 31, 1994
                  --------------------------


                        Westwood One, Inc.

        (Exact name of registrant as specified in its charter)


         Delaware            0-13020             95-3980449
      (State or other     (Commission File    (I.R.C. Employer
      jurisdiction of     Number)             Identification
      incorporation)                               Number)



               9540 Washington Blvd.
             Culver City,  California                 90232
      (Address of principal executive offices)      (Zip Code)


                        (310) 204 - 5000
      (Registrant's telephone number, including area code)







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Item 8.    Change in Fiscal Year.

     The board of directors of Westwood One, Inc. (the "Company") approved, effective August 31, 1994, the change of the Company's fiscal year from a November 30 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of December 31. The report on Form 10 - Q for the fiscal quarter ended September 30, 1994 will be the form on which the report covering the transition period will be filed by the Company.



                                SIGNATURES

     Pursuant to the requirements of the Securites Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Westwood One, Inc.

                   By:       FARID SULEMAN
                       ----------------------
                             Farid Suleman
                             Chief Financial Officer


Date:   September 15, 1994